MEDIACOMM BROADCASTING SYSTEMS, INC.
                                d/b/a SHOPBIZ.COM






                                Exhibit No. 10.5
                              Employment Agreement
                                      with
                                 Don E. Montague
                             dated February 4, 2000


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MediaComm Broadcasting Systems, Inc.
------------------------------------

This Agreement, made on February 4, 2000, by and between MediaComm Broadcasting Systems, Inc., (hereinafter "MBSI"), and Don E. Montague (hereinafter "Employee"). This Agreement replaces any previous Agreements.

     1.   Employee Responsibility:

          A. Employee is responsible for carrying out the duties as Chief Executive Officer, Chairman of the Board of Directors, Chief Accounting and Financial Officer of MBSI.

     2.   Compensation:

          A. Employee agrees to serve without salary or other compensation for a term expiring on June 1, 2000.

          B. Employee is not entitled to participate in employee benefit plans maintained by MBSI, including insurance, stock option and profit sharing plans.

          C.   This contract is not renewable by Employee.

     3.   Termination:

          A.   No Compensation upon termination:

               i. Voluntary termination (Employee resignation) - No salary will be paid to Employee up to and including the last day of employment.

               ii. Involuntary termination (Employee fired by MBSI) - No salary will be paid to Employee up to and including the last day of employment.

          B. Company property - Upon termination all MBSI materials and property will be returned by Employee to MBSI

          C. Company clientele: Employee agrees that, if terminated (voluntarily or involuntarily), Employee will not, for a period of three months, call upon any client of MBSI.

In witness whereof, the parties below have executed this Agreement in Denver, Colorado, on the date indicated above.

Employee

/s/                                         February 4, 2000
----------------------------                ----------------
Don E. Montague    Signature                Date

MBSI

/s/                                         February 4, 2000
----------------------------                ----------------
Steven S. Montague Signature                Date